Putnam
High Yield
Municipal
Trust

ANNUAL REPORT
March 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "The name of the game with this fund is balance. We're trying to achieve balance between risk and reward, between income and total return, and between opportunistic investing and stable net asset value. The key to it all is a highly disciplined, team-oriented, value-focused investing process that emphasizes the outperformance of individual securities in the portfolio."

                                      --  Blake E. Anderson, manager,
                                   Putnam High Yield Municipal Trust

* "Based on tax-equivalent yields alone, muni funds easily outshine most taxable bond funds."

                            --  Morningstar Mutual Funds, March 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

17 Financial statements

25 Results of October 31, 1996 shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]
[COPYRIGHT] Karsh, Ottawa

Dear Shareholder:

The Federal Reserve Board's increase in the federal funds rate just before the end of Putnam High Yield Municipal Trust's fiscal year was hardly a surprise to your fund's management team. The portfolio had already been positioned defensively in response to the unsettled market environment that had prevailed during much of the period.

Besides taking several defensive actions, the team, including newly appointed Fund Manager Blake Anderson, has been seeking investments in industry sectors likely to benefit from a strong economy. As a result, Blake believes the portfolio is positioned not only to weather continued market volatility but also to benefit from what, in his view, will be sustained strong demand for municipal bonds.

Blake has been with Putnam since 1987 and also serves as director of tax-exempt credit research. He has 10 years of investment experience. In the following report, he reviews your fund's fiscal 1997 performance and presents his views on prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 21, 1997



Report from the Fund Manager
Blake E. Anderson

Putnam High Yield Municipal Trust concluded its fiscal year on a positive note, as in-depth credit research and a steady focus on the relative value and credit fundamentals of individual securities drove the fund's successful performance. For the 12 months ended March 31, 1997, the fund earned total returns of 7.10% at net asset value and 10.26% at market price.

* RISING INTEREST RATES, STRENGTHENING ECONOMY CHALLENGE BOND MARKET

The past year has been a somewhat difficult period for the bond market as a whole, with market psychology dominated by fears of higher inflation brought on by the economy's relentless strength. As bond investors tried to anticipate if, when, and how much the Federal Reserve Board would raise short-term interest rates, prices of fixed-income investments fluctuated up and down. The changes were most pronounced at the short-term end of the market, where fears of inflation drove up rates more quickly than in the longer end of the yield curve. The big question on everyone's mind: Is this economic recovery different from others or will today's near-full employment and high industrial capacity utilization lead to inflation as past recoveries have?

The Fed kept the market guessing for much of the period, meeting time and again without adjusting monetary policy. Finally, at its March 25 session, the board chose action over words, raising short-term interest rates by a quarter of a percentage point. Yet despite all the bond market's concern over inflation, yields remained range bound throughout the fund's fiscal year, as evidenced by the 30-year Treasury bond, whose yield fluctuated between 6.75% and 7.12% over the period.

* MUNICIPALS OUTPERFORM TAXABLE BONDS OVER PERIOD

Amid these choppy market conditions, municipal bond investments generally outperformed their taxable counterparts. The fading prominence of last year's flat-tax proposals explains some of this outperformance, although favorable supply and demand trends probably account for much more. Over the past year, insurance companies have become large buyers of municipal bonds, keeping demand high. Issuers have continued to meet the demand by structuring municipal offerings with terms that are especially attractive to the insurance companies, who are interested mainly in high quality intermediate-term securities. The result has been strong municipal market performance, especially relative to the market for similar taxable investments.

* DEFENSIVE "BARBELL" STRUCTURE BENEFITS FUND

The strengthening economy has also helped compress credit quality spreads between various sectors of the municipal market. Lower-rated securities have been outperforming other credits as the growing economy has bolstered the financial standing of many of their issuers. The result has meant increased demand for these higher-yielding investments. For some issuers, the stronger bottom lines have led to improved credit ratings.

With only a narrow gap between yields on lower-rated and investment-grade bonds, high-yield bond investors are pursuing a lower level of potential reward for the additional risk they assume. So, in order to take full advantage of these narrower credit quality spreads, we have shaped the portfolio into a barbell configuration. By selectively selling Baa-rated credits in the paper, steel, and pollution control industries, we have concentrated holdings in the highest-yielding credits at one end and the highest-quality issues at the other. This defensive strategy is designed to generate the greatest possible amount of tax-free current income while protecting the fund's net asset value.

[GRAPHIC OMITTED: pie chart: CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Below B      --  1.0%
B            -- 20.5%
Ba           -- 24.4%
Baa          -- 25.8%
A            --  1.4%
Aa           --  0.4%
Aaa          -- 24.5%
VMIGI        --  2.0%

Footnote reads:
* As a percentage of market value as of 3/31/97. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.



For the higher-yielding securities that form the majority of your fund's holdings, Putnam's credit research capability continues to play an essential role in identifying appropriate issues. Through diligent research and analysis, we have been able to identify securities with strong credit fundamentals that also pay the highest possible rate of income. Because these securities trade on their own credit quality and structural merits, they are less sensitive than other high-yield investments to interest-rate movements.

Among these high-yield issues, the fund's holdings in health care have been particularly strong performers during the period. This sector benefited substantially from the compression of credit quality spreads, as increased investor demand for these high-coupon bonds has driven up their value.

Two of the portfolio's larger high-yield transportation holdings have also provided significant boosts to the fund's income stream. The first was the Hammond, Indiana, Port Authority, which substantially enhanced its bonds' revenue stream as a result of huge payments received by a gaming boat docked in the community's harbor. The second was Denver International Airport, which has become a critical airline hub and continues to exceed all financial projections. Denver's success has translated into significant revenue enhancements for bondholders.

At the high-quality end of the barbell, state general obligation bonds from New York and Pennsylvania continue to play an important role. In our opinion, the normal price relationship between municipal bonds and Treasuries should re-establish itself over the next several months, as interest rates rise and the economy slows. When this happens, higher-grade municipal bonds like these have the opportunity to outperform the market at large as a result of their greater liquidity and solid credit quality fundamentals.

* FOCUS ON DEFENSIVE STRUCTURE, HIGH INCOME TO CONTINUE

One key aspect of the fund's defensive posture has been its duration, which was approximately a half year shorter than the duration of the average municipal bond fund at the close of the fiscal year. Duration is a measure of the price sensitivity of a portfolio of bonds to changes in interest rates. Like maturity, with which it is often confused, duration is measured in years.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Iowa Financing Authority Health Care Facility
9.25%, 7/1/25

Pennsylvania State Economic Development Financing Authority Recycling 9.25%, 1/1/22

Los Angeles (California) Regional Airports Improvement Corp.
9.25%, 8/1/24

Port Corpus Christi (Texas) Industrial Development Corp.
10.25%, 6/1/17

Denver (Colorado) City and County Airport
8.50%, 11/15/23

Butler (Alabama) Industrial Development Board
8.00%, 9/1/28

Massachusetts Port Authority Special Project
10.00%, 3/1/26

Hammond (Indiana) Industrial Port Authority
9.65%, 6/1/14

Denver (Colorado) City and County Airport
8.75%, 11/15/23

Port Corpus Christi (Texas) Industrial Development Corp.
10.625%, 6/1/08

Footnote reads:
These holdings represent 29.6% of the fund's assets as of 3/31/97. Portfolio holdings will vary over time.


In a rising interest-rate environment, a shorter duration helps protect the fund's net asset value by cushioning the effect of interest-rate changes.

In the coming months, we expect to see additional Fed action to raise short-term interest rates. If this strategy achieves its intended effect, the economy will eventually slow. In the meantime, we plan to hold steady in our defensive positioning and emphasis on high current income as we work to cushion the fund's net asset value against a backup in interest rates. Once the interest-rate cycle peaks, we will look for opportunities to lock in the higher rates through the purchase of longer-term securities. Until then, however, we intend to remain focused on increasing the portfolio's call protection while optimizing the credit quality and structure of each portfolio holding.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. While these holdings and others discussed in the report were viewed favorably as of 3/31/97, all are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future. The fund invests in lower-rated, high-yield debt securities. The lower ratings reflect a great possibility that adverse changes in an issuer's business or financial condition or in general economic conditions may impair the issuer's ability to pay principal and interest on the securities.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam High Yield Municipal Trust is designed for investors seeking high current income free from federal income tax through higher-yielding, lower-rated municipal securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(common shares)


                                           Lehman Bros. Consumer
                                    Market  Municipal    Price
                              NAV   price  Bond Index    Index
----------------------------------------------------------------
1 year                        7.10%  10.26%    5.47%     2.76%
----------------------------------------------------------------
5 years                      49.75   53.22    41.42     14.86
Annual average                8.41    8.91     7.18      2.81
----------------------------------------------------------------
Life of fund (5/25/89)       84.80   92.33    79.73     29.24
Annual average                8.14    8.69     7.77      3.32
----------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 3/31/97

---------------------------------------------------
Distributions (common shares)
---------------------------------------------------
Number                               12
---------------------------------------------------
Income1                           $0.69
---------------------------------------------------
Capital gains1                       --
---------------------------------------------------
Total                             $0.69
---------------------------------------------------
Preferred shares   Series A (900 shares)
---------------------------------------------------
Income1                       $1,753.30
---------------------------------------------------
Capital gains                        --
---------------------------------------------------
  Total                       $1,753.30
---------------------------------------------------
Share value
(common shares):         NAV         Market price
---------------------------------------------------
3/31/96                $9.16          $10.000
---------------------------------------------------
3/31/97                 9.12           10.250
---------------------------------------------------
Current return
(common shares):         NAV         Market price
---------------------------------------------------
End of period
---------------------------------------------------
Current dividend rate2  7.57%           6.73%
---------------------------------------------------
Taxable equivalent3    12.53           11.14
---------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.



TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends paid on the remarketed preferred shares, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is impossible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam High Yield Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Yield Municipal Trust (the "fund") at March 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at March 31, 1997 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
May 12, 1997




Portfolio of investments owned
March 31, 1997

Key to Abbreviations
AMBAC       - AMBAC Indemnity Corporation
COP         - Certificate of Participation
FGIC        - Financial Guaranty Insurance Company
FNMA Coll.  - Federal National Mortgage Association Collateralized
FSA         - Financial Security Assurance
GNMA Coll.  - Government National Mortgage Association Collateralized
IF          - Inverse Floater
IFB         - Inverse Floating Rate Bonds
MBIA        - Municipal Bond Investors Assurance Corporation
SPA         - Stand-by Purchase Agreement
VRDN        - Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (98.2%) *
PRINCIPAL AMOUNT                                                          RATING**                     VALUE

Alabama  (2.6%)
------------------------------------------------------------------------------------------------------------
 $    5,750,000  Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                   Disp. James River Corp.), 8s, 9/1/28                        BBB              $  6,440,000

Arizona  (1.4%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                   (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                   A                   3,371,250

California  (7.3%)
------------------------------------------------------------------------------------------------------------
      5,535,000  CA Hlth. Fac. Auth. Rev. Bonds (Valley Presbyterian
                   Hosp.), Ser. A, 9s, 5/1/12                                  BB                  5,539,705
      5,700,000  CA Statewide Cmntys. Dev. Auth. IF COP (Motion
                   Picture & TV Fund), AMBAC, 6.01s, 1/1/22                    AAA                 4,581,375
      6,415,000  Los Angeles, Regl. Arpts. Impt. Corp Rev. Bonds
                   (Continental  Airlines), 9 1/4s, 8/1/24                     B/P                 7,601,775
                                                                                              --------------
                                                                                                  17,722,855

Colorado  (5.4%)
------------------------------------------------------------------------------------------------------------
                 Denver City & Cnty. Arpt. Rev. Bonds, Ser. A
      5,000,000    8 3/4s, 11/15/23                                            Baa                 5,843,750
      6,350,000    MBIA, 8 1/2s, 11/15/23                                      AAA                 7,246,936
                                                                                              --------------
                                                                                                  13,090,686

Georgia  (3.1%)
------------------------------------------------------------------------------------------------------------
      3,025,000  De Kalb Cnty., Hsg. Auth. Muni Rev. Bonds
                   (Briarcliff Park Apts.), Ser. B, 10s, 4/1/17                B/P                 3,142,219
      3,900,000  GA Med. Ctr. Hosp. Auth. IFB  (Columbus Regl.
                   Hlth. Care Syst.), Ser. B, MBIA, 8.851s, 8/1/10             AAA                 4,309,500
                                                                                              --------------
                                                                                                   7,451,719
Illinois  (5.3%)
------------------------------------------------------------------------------------------------------------
                 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
      1,393,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18             Baa                 1,561,901
      1,800,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18           Baa                 2,011,500
      4,250,000    (American Airlines Inc.), 8.2s, 12/1/24                     Baa                 4,924,688
      2,355,000  IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab Fac.),
                   Ser. A, 7 7/8s, 7/1/20                                      BB/P                2,302,013
      1,970,000  IL Edl. Fac. Auth. Rev. Bonds (Steppenwolf Theatre),
                   9.65s, 7/1/19                                               BB/P                2,054,887
                                                                                              --------------
                                                                                                  12,854,989

Indiana  (2.5%)
------------------------------------------------------------------------------------------------------------
      5,544,938  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                  BB/P                5,974,672

Iowa  (4.3%)
------------------------------------------------------------------------------------------------------------
      8,500,000  IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                   (Care Initiatives), 9 1/4s, 7/1/25                          BB/P               10,359,375

Kentucky  (0.6%)
------------------------------------------------------------------------------------------------------------
      1,470,000  Jefferson Cnty., 1st Mtge. Rev. Bonds
                   (AHF/KY-IOWA Inc.), 10 1/4s, 1/1/20                         B/P                 1,521,450

Louisiana  (6.4%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Hodge, Combined Util. Rev. Bonds
                   (Stone Container Corp.), 9s, 3/1/10                         B/P                 5,443,750
                 LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
      1,912,898    (Emily Morten Foundation), 10 1/4s, 5/1/19                  B/P                 2,030,063
      2,500,000    (St. James Place), 10s, 11/1/21                             B/P                 2,743,750
      2,000,000  St. Charles Parish, Poll. Control Rev. Bonds
                   (LA Pwr. & Lt.), 8 1/4s, 6/1/14                             Baa                 2,157,500
      3,000,000  W. Feliciana Parish Poll. Control Rev. Bonds
                   (Gulf States Utils.), 8s, 12/1/24                           Baa                 3,198,750
                                                                                              --------------
                                                                                                  15,573,813

Massachusetts  (14.1%)
------------------------------------------------------------------------------------------------------------
                 MA State Hlth. & Edl. Fac. Auth. IFB
      3,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 10.03s, 8/15/21         Aaa                 3,367,500
      2,000,000    (New England Medical Ctr.), MBIA, 6.98s, 7/1/18             Aaa                 1,705,000
                 MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                   (Southeastern MA)
      1,500,000    Ser. B 9 1/4s, 7/1/15                                       BB/P                1,698,750
      3,500,000    Ser. A, 9s, 7/1/15                                          BB/P                3,955,000
                 MA State Indl. Fin. Agcy. Rev. Bonds
        950,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                      BB/P                1,011,750
      4,500,000    (Orchard Cove Inc.), 9s, 5/1/22                             BB/P                5,405,625
      4,250,000    (Emerson College), 8.9s, 1/1/18                             BB/P                4,653,750
      3,400,000    (Evanswood Bethzatha), 7.85s, 1/15/17                       B/P                 3,400,000
      2,445,000  MA State Indl. Fin. Agcy. Tunnel Rev. Bonds
                   (Mass Tpk.,), 9s, 10/1/20                                   AAA/P               2,814,806
      5,800,000  MA State Port Auth. Special Project Rev. Bonds
                   (Harborside Hyatt), 10s, 3/1/26                             B/P                 6,300,250
                                                                                              --------------
                                                                                                  34,312,431

Michigan  (4.3%)
------------------------------------------------------------------------------------------------------------
      2,763,000  Detroit, Hosp. Fac. Fin. Auth. Rev. Bonds
                   (MI Hlth. Care Corp.), 10s, 12/1/20 (In default) +          Caa                   538,785
      2,635,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                   Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                          BBB/P               3,201,525
        960,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                   (MI Hlth. Care Corp.), 9.1s, 12/1/14 (In default) +         CAA/P                 187,200
      4,900,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                   (Mercy Svcs. for Aging), 9.4s, 5/15/20                      BBB/P               5,451,250
      1,000,000  Midland Cnty., Econ. Dev. Corp. Poll. Control
                   Rev. Bonds, Ser. B, 9 1/2s, 7/23/09                         B/P                 1,087,500
                                                                                              --------------
                                                                                                  10,466,260

Mississippi  (1.4%)
------------------------------------------------------------------------------------------------------------
      3,035,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                   South Energy, Inc.), Ser. C, 9 7/8s, 12/1/14                Ba                  3,323,325

Missouri  (2.1%)
------------------------------------------------------------------------------------------------------------
      4,800,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                   (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                       BB/P                5,100,000

Nebraska  (0.5%)
------------------------------------------------------------------------------------------------------------
      1,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA,
                   9.477s, 12/8/16                                             AAA                 1,125,000

New Hampshire  (3.1%)
------------------------------------------------------------------------------------------------------------
      1,895,000  NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
                   (Havenwood-Heritage Heights), 9 3/4s, 12/1/19               AAA/P               2,183,988
      1,500,000  NH State Bus. Fin. Auth. Swr. & Solid Waste
                   Rev. Bonds, 7 7/8s, 7/1/26                                  BB/P                1,588,125
      3,500,000  NH State Indl. Dev. Auth. Poll. Control Rev. Bonds
                   (United Illuminating Co.), Ser. B, 10 3/4s, 10/1/12         BBB                 3,696,280
                                                                                              --------------
                                                                                                   7,468,393

New York  (7.1%)
------------------------------------------------------------------------------------------------------------
        700,000  NY State Dorm. Auth. VRDN (Osborn
                   Mem. Home), Ser. A, 4.9s, 7/1/24                            VMIG1                 700,000
      2,350,000  NY State Energy Research & Dev. Auth.
                   Poll. Control IFB, FGIC, 10.33s, 7/1/29
                   (acquired 12/1/94, cost $2,453,729)[DBL. DAGGERS]           AAA                 2,861,125
      4,000,000  NY State Energy Research & Dev. Auth.
                   Poll. Control Rev. Bonds (Rochester Gas &
                   Electric, Co.,), Ser. C, FSA, 8 1/8s, 12/1/28               AAA                 4,310,000
      3,000,000  NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                   Rev. Bonds, Ser. A, 7 3/8s, 9/15/21                         AAA                 3,378,750
                 NY State Local Govt. Assistance Corp. Rev. Bonds
      1,500,000    Ser. A, 7s, 4/1/16                                          AAA                 1,648,125
      2,000,000    Ser. D, 6 3/4s, 4/1/21                                      AAA                 2,200,000
      1,000,000  Port Auth NY & NJ Special Oblig. Rev. Bonds
                   (Continental/Eastern Laguardia), 9 1/8s, 12/1/15            B                   1,130,000
      1,000,000  Triborough Bridge & Tunnel Auth. Special Oblig.
                   VRDN, FGIC, SPA, 3.20s, 1/01/24                             VMIGI               1,000,000
                                                                                              --------------
                                                                                                  17,228,000

Ohio  (2.1%)
------------------------------------------------------------------------------------------------------------
      4,550,000  Dayton, Special Fac. Rev. Bonds (Emery Air
                   Freight Corp.), Ser. A, 12 1/2s, 10/1/09                    BB/P                5,084,625

Oregon  (1.2%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Oregon State VRDN, Ser. 73G, 3.4s, 12/1/18                    VMIGI               3,000,000

Pennsylvania  (9.8%)
------------------------------------------------------------------------------------------------------------
        280,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                   Rev. Bonds (U.S. Air, Inc.), Ser. A, 8 7/8s, 3/1/21         B                     312,550
      2,000,000  Montgomery Cnty., Higher Edl. & Hlth. Auth. Hosp.
                   Rev. Bonds (United Hosp. Inc.), Ser. A,
                   8 3/8s, 11/1/11                                             AAA                 2,217,500
      3,250,000  PA Econ. Dev. Fin. Auth. Rev. Bonds (MacMillan Ltd.
                   Partnership), 7.6s, 12/1/20                                 Baa                 3,595,313
     10,000,000  PA Econ. Dev. Fin. Auth. Recycling Rev. Bonds
                   (Ponderosa Fibres), Ser. A, 9 1/4s, 1/1/22                  B/P                 8,937,500
      2,500,000  PA State Higher Edl. Assistance Agcy. Student
                   Loan IFB, AMBAC, 9.863s, 9/3/26                             AAA                 2,800,000
      2,100,000  Philadelphia, Muni. Auth. Rev. Bonds (Justice Lease),
                   Ser. C, 8 5/8s, 11/15/16                                    AAA                 2,459,625
      3,400,000  Philadelphia, Regl. Port Auth. Lease IFB, MBIA,
                   8.53s, 9/1/13                                               AAA                 3,565,750
                                                                                              --------------
                                                                                                  23,888,238

Texas  (9.9%)
------------------------------------------------------------------------------------------------------------
      2,500,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 7 1/2s, 12/1/29                  Baa                 2,659,375
        730,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (Nancy Travis Memorial Hosp.), 10s, 5/15/13                 B/P                   793,875
        200,000  Houston, Arpt. Syst. Special Fac. Rev. Bonds
                   (Continental Airlines), Ser. B, 6 1/8s, 7/15/27##           Ba                    190,000
      2,855,393  Maverick Cnty., COP (Jail Facility), 9.1s, 6/15/10            CCC/P               1,713,236
                 Port Corpus Christi, Indl. Dev. Corp. Rev. Bonds
                   (Valero Refining & Marketing Co.)
      5,500,000    Ser. B, 10 5/8s, 6/1/08                                     Baa                 5,715,765
      7,230,000    Ser. A, 10 1/4s, 6/1/17                                     Baa                 7,508,138
      4,800,000  TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                   Ser. C, FNMA Coll. GNMA Coll, 9.987s, 7/2/24                AAA                 5,496,000
                                                                                              --------------
                                                                                                  24,076,389
Utah  (1.5%)
------------------------------------------------------------------------------------------------------------
      3,300,000  Carbon Cnty., Util. Rev. Bonds (Solid Waste
                   Disposal Laidlaw), Ser. A, 7 1/2s, 2/1/10                   Baa                 3,597,000

Washington  (1.8%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Port Walla Walla, Pub. Corp. Solid Waste Recycling
                   Rev. Bonds (Ponderosa Fibres), 9 1/8s, 1/1/26               B/P                 4,400,000

Wisconsin  (0.4%)
------------------------------------------------------------------------------------------------------------
        865,000  WI Hsg. & Econ. Dev. Auth. IFB Home Ownership,
                   10.006s, 10/25/22                                           AA                    937,444
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $237,216,550) ***                                     $ 238,367,914
------------------------------------------------------------------------------------------------------------


*  Percentages indicated are based on net assets of $242,836,355.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
   March 31, 1997 for the securities listed.  Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at
   March 31, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

The table below shows the percentage of the fund's investments on March 31, 1997 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality.

                                                  Unrated securities
                      Rated securities          of comparable quality,
                     as a percentage of          as a percentage of
          Rating     fund's net assets            fund's net assets

          AAA/Aaa          21.9%                         2.1%
          AA/Aa             0.4                           --
          A/A               1.4                           --
          BBB/Baa          21.8                          3.6
          BB/Ba             3.7                         20.3
          B/B               0.6                         19.5
          Caa/CCC           0.2                          0.8
          Ca/CC              --                           --
          C                  --                           --
          D                  --                           --
          A-1/VMIGI         1.9                           --
                           ----                         ----
                           51.9%                        46.3%

Ratings are not covered by the Report of independent accountants.

+   Non-income producing security

[DOUBLE DAGGER] Restricted as to public resale. At the date of acquisition these securities were valued at cost. There were no outstanding securities of the same class as those held.
                Total market value of restricted securities owned at March 31, 1997 was $2,861,125 or 1.2% of net assets.

##  When-issued securities (Note 1).

The fund had the following industry concentrations greater than 10% of net assets at March 31, 1997:

          Transportation Industries          26.7%
          Hospitals/Health Care              24.2
          Paper/Forest Products              12.5

*** The aggregate identified cost for federal income tax purposes is $237,216,550, resulting in gross unrealized appreciation and depreciation of $12,184,552 and $11,033,188, respectively, or net unrealized appreciation of $1,151,364.

The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 1997.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $237,216,550)(Note 1)                                                $ 238,367,914
---------------------------------------------------------------------------------------------------
Cash                                                                                        978,523
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       5,407,995
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               60,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            244,814,432

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,246,570
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                            193,065
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                412,579
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   34,348
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 5,178
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,810
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       84,527
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,978,077
---------------------------------------------------------------------------------------------------
Net assets                                                                            $ 242,836,355

Represented by
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares (8,000 shares authorized;
900 shares issued at $50,000 per share) (Note 4)                                      $ 45,000,000
---------------------------------------------------------------------------------------------------
Paid in capital-common shares                                                           199,935,297
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              1,192,763
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (4,443,069)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                1,151,364
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                            $ 242,836,355

Computation of net asset value:
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                  $  45,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on
Series A remarketed preferred shares                                                         22,191
---------------------------------------------------------------------------------------------------
Net assets allocated to Series A remarketed preferred shares-
liquidation preference                                                                $  45,022,191
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                 $ 197,814,164
---------------------------------------------------------------------------------------------------
Net asset value per common share
($197,814,164 divided by 21,679,818 shares)                                                  $ 9.12
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended March 31, 1997

Tax exempt interest income:                                                           $ 19,649,975
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                         1,695,142
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             211,589
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           18,593
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,393
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     38,926
--------------------------------------------------------------------------------------------------
Auditing                                                                                    53,099
--------------------------------------------------------------------------------------------------
Legal                                                                                       17,184
--------------------------------------------------------------------------------------------------
Postage                                                                                     45,164
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       33,538
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                     127,220
--------------------------------------------------------------------------------------------------
Other                                                                                       16,965
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,264,813
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (65,679)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,199,134
--------------------------------------------------------------------------------------------------
Net investment income                                                                   17,450,841
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           768,165
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                             32,162
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                              (2,627,862)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                 (1,827,535)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $ 15,623,306
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                            Year ended March 31
                                                                                      --------------------------------
                                                                                              1997                1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 17,450,841       $ 17,050,928
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            800,327          1,740,824
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                            (2,627,862)         1,057,318
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     15,623,306         19,849,070
----------------------------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred
shareholders from net investment income                                                  (1,577,970)        (1,746,756)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares
of $22,191 and $17,213 respectively                                                      14,045,336         18,102,314
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders from
net investment income                                                                   (14,890,644)       (15,256,630)
----------------------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of distributions                                             2,083,092          2,419,406
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              1,237,784          5,265,090

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       241,598,571        236,333,481
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,192,763 and $210,536, respectively)                                        242,836,355        241,598,571

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                                           21,458,424         21,198,632
----------------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                              221,394            259,792
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                                                 21,679,818         21,458,424
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                                       900                900
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------
                                                                  Year ended March 31
---------------------------------------------------------------------------------------------------------------------
                                          1997             1996             1995             1994             1993
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period (common sh           $9.16            $9.03            $9.23            $9.49            $8.99
---------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                      .80              .80              .81              .81              .86
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                (.08)             .13             (.19)            (.27)             .51
---------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .72              .93              .62              .54             1.37
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
From net
investment income:
---------------------------------------------------------------------------------------------------------------------
To preferred shareholders                 (.07)            (.08)            (.07)            (.05)            (.06)
---------------------------------------------------------------------------------------------------------------------
To common shareholders                    (.69)            (.72)            (.75)            (.75)            (.81)
---------------------------------------------------------------------------------------------------------------------
Total distributions                       (.76)            (.80)            (.82)            (.80)            (.87)
---------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period (common shares)            $9.12            $9.16            $9.03            $9.23            $9.49
---------------------------------------------------------------------------------------------------------------------
Market value,
end of period (common shares)           $10.25           $10.00            $9.50            $9.25           $10.50
---------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Total investment return at
market value (%)(common shares)(a)       10.26            13.60            11.50            (4.99)           15.48
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)           $242,836         $241,599         $236,333         $238,148         $241,187
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)              1.15             1.17             1.17             1.17             1.17
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)              8.05             7.79             8.27             7.97             8.58
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    9.30            34.45            49.11            28.55            53.89
---------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended March 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)




Note 1
Significant accounting policies

Putnam High Yield Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's Manager, Putnam Investment Management, Inc., ("Putnam Management"), a wholly owned subsidiary of Putnam Investments, Inc., believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 1997, the fund had a capital loss carryover of approximately $4,443,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover          Expiration
----------------------------------
$3,135,000          March 31, 2003

 1,308,000          March 31, 2004

D) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on March 31, 1997 was 3.6%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of defaulted bond interest. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 1997, there were no reclassifications. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discounts are accreted according to the effective yield method.

G) Futures and options contracts. The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended March 31, 1997, fund expenses were reduced by $65,679 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $580 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam
Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended March 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $22,503,891 and $21,842,619, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At March 31, 1997, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.




Results of October 31, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                        Common Shares             Preferred Shares
                                                       Votes                  Votes
                                  Votes for         withheld     Votes for  withheld

Jameson Adkins Baxter            13,356,513          348,466        559         0
Hans H. Estin                    13,354,613          350,366        559         0
R.J. Jackson                     13,357,413          347,566        559         0
Elizabeth T. Kennan              13,358,513          346,466        559         0
Lawrence J. Lasser               13,356,513          348,466        559         0
Donald S. Perkins                13,353,613          351,366        559         0
William F. Pounds                13,356,613          348,366        559         0
George Putnam                    13,351,013          353,966        559         0
George Putnam, III               13,356,613          348,366        559         0
Eli Shapiro                      13,350,528          354,451        559         0
A.J.C. Smith                     13,354,513          350,466        559         0
W. Nicholas Thorndike            13,353,513          351,466        559         0



-----------------------------------------------------------------------------------------------------------------------
                                                              Common Shares                  Preferred shares
-----------------------------------------------------------------------------------------------------------------------
                                                                         Abstentions                      Abstentions
                                                 Votes          Votes    and broker    Votes      Votes   and Broker
                                                  For          Against    Non-Votes     For      Against   Non-Votes
-----------------------------------------------------------------------------------------------------------------------
A proposal to ratify the selection of
Price Waterhouse LLP as auditors for
the fund was approved as
follows                                       13,210,099          147,975    346,905       559         0         0
-----------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction with
respect to diversification was approved
as follows                                    11,640,767          757,728  1,306,484       559         0         0
-----------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction with
respect to investments in the securities
of a single issuer was approved as
follows                                       11,440,573          912,172  1,352,234       559         0         0
-----------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction with
respect to making loans through purchases
of debt obligations, repurchase agreements
and securities loans was approved as
follows                                       10,880,535        1,398,532  1,425,912       559         0         0
-----------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction with
respect to investments in commodities or
commodity contracts was approved
as follows                                    10,897,651        1,439,511  1,367,817       559         0         0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                              Common Shares                  Preferred shares
-----------------------------------------------------------------------------------------------------------------------
                                                                           Abstentions                      Abstentions
                                                 Votes          Votes and  BrokerVotes   Votes      Votes   and Broker
                                                  For            Against    Non-Votes     For      Against   Non-Votes
-----------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction with
respect to concentration of its assets
was approved as follows                       11,450,121          901,808  1,353,050       559         0         0
-----------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to investments in securities of
issuers in which management of the fund
or Putnam Investment Management, Inc.
owns securities was approved as
follows                                       11,002,962        1,310,340  1,391,677       559         0         0
-----------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to margin transactions was
approved as follows                           10,753,825        1,611,914  1,339,240       459       100         0
-----------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to short sales was approved
as follows                                    10,911,365        1,453,293  1,340,321       459       100         0
-----------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction which
limits the fund's ability to pledge assets
was approved as
follows                                       10,784,824        1,518,634  1,401,521       559         0         0
-----------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to investments in restricted
securities was approved as
follows                                       10,856,572        1,434,943  1,413,464       559         0         0
-----------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to investments in certain oil,
gas and mineral interests was approved
as follows                                    11,044,994        1,331,111  1,328,874       459       100         0
-----------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to invest to gain control of a
company's management was approved
as follows                                    11,064,791        1,327,211  1,312,977       559         0         0
-----------------------------------------------------------------------------------------------------------------------

All tabulations are rounded to nearest whole number.




Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



[PUTNAM LOGO OMITTED]

The Putnam Funds
One Post Office Square
Boston, Massachusetts

-----------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
-----------------

32907-054   5/97